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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest Event Reported): April 12, 2004

                           CIB MARINE BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

                000-24149                                  37-1203599
        (Commission File Number)               (IRS Employer Identification No.)

N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN                   53072
 (Address of Principal Executive Offices)                 (Zip Code)

                                 (262) 695-6010
              (Registrant's Telephone Number, Including Area Code)



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Item 5.           Other Events.

         Incorporated by reference is a Press Release issued by CIB Marine Bancshares, Inc. on April 12, 2004, filed concurrently as Exhibit 99, announcing the naming of Stanley J. Calderon to the position of President and Chief Executive Officer of CIB Marine.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CIB MARINE BANCSHARES, INC.

Dated:   April 12, 2004                       By: /s/ Donald J. Straka
                                                  ---------------------------
                                                  Donald J. Straka,
                                                  Senior Vice President,
                                                  Chief Legal Officer, Secretary



                                  EXHIBIT INDEX

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Exhibit Number    Description of Exhibit          Location
--------------    ----------------------          --------
     99           Press Release                   Filed electronically herewith.
                  dated April 12, 2004

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